EXECUTION COPY

                    AMENDMENT TO WAIVER AND CREDIT AGREEMENTS

                                                                 August 19, 2002

Cross Media Marketing Corporation
461 Fifth Avenue, 19th Floor
New York, New York 10017

Gentlemen:

      Reference is made to the Credit Agreement among Cross Media Marketing Corporation ("Cross Media"), Media Outsourcing, Inc. ("Media"), National Syndications, Inc. and Preferred Consumer Marketing, Inc. (together with their successors or assigns, the "Borrowers"), each of the lenders which is a signatory thereto or which shall become a party thereto from time to time (together with their respective successors and assigns, the "Lenders") and Fleet National Bank, as agent for the Lenders (in such capacity, together with its successors and assigns, the "Agent"), and as Issuing Agent, dated as of March 19, 2002 (as amended through the date hereof, the 'Credit Agreement') and each of the other Facility Documents referred to therein. All capitalized terms used herein shall have the meanings assigned thereto in the Credit Agreement, unless otherwise defined herein.

      Reference is also made to the Waiver, Consent and Amendment to Credit Agreement, dated August 13, 2002 (the "Waiver Agreement"). The Borrowers have advised the Agent and the Lenders that it may borrow only $1,650,000 of the New Subordinated Indebtedness (as defined in the Waiver Agreement) and, therefore, have requested an amendment to certain provisions of the Waiver Agreement and an additional amendment to the Credit Agreement.

      In consideration of executing this Amendment to Waiver and Credit Agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agrees as follows:

      1. Paragraph 1 of the Waiver Agreement is hereby amended in its entirety to read as follows:

            "Consent to Borrowing. Subject to the terms and conditions contained herein, the Agent and the Lenders hereby agree that, notwithstanding anything to the contrary contained in Section 8.01 of the Credit Agreement, the Borrowers may incur sub-ordinated indebtedness in an amount not to exceed $3,000,000 (the "New Subordinated Indebtedness"), provided, that (a) the form and substance of the promissory note representing the New Subordinated Indebtedness is acceptable to the Agent and (b) the subordinated lenders and the Borrowers enter into a subordination agreement in form and substance acceptable to the Agent and the Lenders."


      2. Paragraph 3 of the Waiver Agreement is hereby amended in its entirety to read as follows:

            "Subordinated Debt. Notwithstanding anything to the contrary contained herein or in the Credit Agreement, the Borrowers may not make any borrowings and the Lenders shall not be obligated to make any Loans or issue any Letters of Credit under the Credit Agreement until $1,500,000 of the New Subordinated Indebtedness has been received by the Borrowers and the conditions set forth in Section 1 above have been satisfied and the fee payable to the Agent pursuant to paragraph 9 of the Waiver Agreement, as amended hereby, shall have been paid; provided, however, if Borrowers fail to receive $1,500,000 of the New Subordinated Indebtedness as provided herein, within twenty (20) days from the date hereof, an Event of Default shall be deemed to have occurred and the Agent and the Lenders shall have all of the remedies set forth in Section 10.2 of the Credit Agreement."

      3 Paragraph 9 of the Waiver Agreement is hereby amended in its entirety to read as follows:

            "Fees. In consideration of providing the waivers and consent in accordance herewith, the Borrowers agree to pay to the Agent for the pro-rata benefit of the Lenders a non-refundable fee of $75,000, which shall be payable at the earlier of (a) receipt by the Borrowers of the proceeds of $1,500,000 of the New Subordinated Indebtedness or (b) twenty (20) days from the date hereof. The Borrowers also acknowledge and agree that, pursuant to the Credit Agreement, it is obligated to pay the Agent, upon demand, all reasonable costs and expenses incurred in connection with the preparation, execution and enforcement of the Waiver, Consent and Amendment to Credit Agreement and this Amendment to Waiver and Credit Agreements."

      4. The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:


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                  "Applicable Margin" means a percentage equal to 0.75% with respect to Revolving Credit Loans that are Prime Rate Loans, 3.25% with respect to Revolving Credit Loans that are LIBOR Loans and .375% with respect to the Commitment Fee."

      5. Article II to the Credit Agreement is hereby amended by adding a new
Section 2.14 thereto, which shall read as follows:

            "Section 2.14. Notwithstanding anything to the contrary contained herein, without the written consent of the Agent and all of the Lenders, the Borrowers may not make any borrowings and the Lenders shall not be obligated to make Loans and the Issuing Lender shall not be required to issue any Letters of Credit under the Credit Agreement in excess of an aggregate of $29,950,000, as such amount is reduced at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending September 30, 2002, as set forth on Schedule A attached to the Waiver Agreement, less the sum of (i) the aggregate principal amount of the Revolving Credit Loans outstanding, (ii) the aggregate amount available to be drawn on the outstanding Letters of Credit and (iii) any amounts drawn under Letters of Credit but not yet either reimbursed or converted to Loans as provided in the Credit Agreement."

      6. Defaults and Events of Default. The parties hereto acknowledge, confirm and agree that the execution and delivery of this Amendment to Waiver and Credit Agreements by the Agent, the Lenders and the Issuing Lender shall not be construed to constitute a waiver or release by the Agent, the Lenders or the Issuing Lender of any Default or Event of Default which has occurred prior to the date hereof, or which exists as of the date hereof or may exist or occur at any time after the date hereof, or of any rights or remedies of the Agent, the Lenders or the Issuing Lender as a result thereof, under any of the Facility Documents, applicable law or otherwise.

      7. Conditions Precedent. This Amendment to Waiver and Credit Agreements shall become effective upon delivery to the Agent of original counterpart signature pages to this Amendment to Waiver and Credit Agreements, duly executed and delivered by the Borrowers.

      8. Release. In consideration of, among other things, the execution and delivery of this Amendment to Waiver and Credit Agreements by the Agent, the Lenders and the Issuing Lender, each of the Borrowers, on behalf of itself and its successors and assigns (collectively, "Releasors"), hereby forever waives, releases and discharges to the fullest extent permitted by law any and all claims (including without limitation, crossclaims, counterclaims, rights of set off and recoupment, causes of action, demands, suits, costs, expenses and damages (collectively, the "Claims")), that any Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against any


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

or all of the Agent, the Lenders and the Issuing Lender and their respective affiliates, shareholders and "controlling persons" (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, consultants and other representatives of each of the foregoing (collectively, the "Releasees"), based in whole or in part on facts, whether or not now known, existing on or before the execution of this Amendment to Waiver and Credit Agreements. In entering into this Amendment to Waiver and Credit Agreements, the Borrowers have consulted with, and been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the release set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this paragraph 8 shall survive the termination of the Credit Agreement and the other Facility Documents and payment in full of the Obligations.

      9. Governing Law. This Amendment to Waiver and Credit Agreements and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

      10. Binding Effect. This Amendment to Waiver and Credit Agreements shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      11. Severability. Any provision of this Amendment to Waiver and Credit Agreements held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment to Waiver and Credit Agreements and the effect thereof shall be confirmed to the provision so held to be invalid or unenforceable.

      12. Counterparts. This Amendment to Waiver and Credit Agreements may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment to Waiver and Credit Agreements, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                           [Signature page to follow]


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

      If you are in agreement with the foregoing, please sign the enclosed counterparts of this Agreement in the spaces provided below, whereupon this Agreement, as so accepted, shall become a binding agreement between the parties hereof.

                                              FLEET NATIONAL BANK, As Agent

                                              By:
                                                    ----------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------


                                              LENDERS:

                                              FLEET NATIONAL BANK

                                              By:
                                                    ----------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------


                                              KEYBANK NATIONAL ASSOCIATION

                                              By:
                                                    ----------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------


                                              FIRST UNION NATIONAL BANK

                                              By:
                                                    ----------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------


                                              SIGNATURE BANK

                                              By:
                                                    ----------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------


                                              ISSUING LENDER:

                                              FLEET NATIONAL BANK, as Issuing
                                               Lender

                                              By:
                                                    ----------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------

READ AND AGREED TO:

BORROWERS:

CROSS MEDIA MARKETING CORPORATION

By:
      ----------------------------
Name:
      ----------------------------
Title:
      ----------------------------

MEDIA OUTSOURCING, INC.

By:
      ----------------------------
Name:
      ----------------------------
Title:
      ----------------------------

NATIONAL SYNDICATIONS, INC.

By:
      ----------------------------
Name:
      ----------------------------
Title:
      ----------------------------

PREFERRED CONSUMER MARKETING, INC.

By:
      ----------------------------
Name:
      ----------------------------
Title:
      ----------------------------